SUPPLEMENT DATED DECEMBER 16, 2024 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco® V.I. Nasdaq 100 Buffer Fund – September
Invesco® V.I. Nasdaq 100 Buffer Fund – December
Invesco® V.I. Nasdaq 100 Buffer Fund – March
Invesco® V.I. Nasdaq 100 Buffer Fund – June
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced Funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAI and retain it for future reference.
At a meeting held December 11, 2024, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Board”) approved a Plan of Liquidation and Dissolution (the “Plan”), which authorizes the termination, liquidation and dissolution of each Fund. In order to effect such liquidation, each Fund will close to investments by new accounts, including from new insurance company separate accounts or other qualified investors and additional purchases from existing insurance company separate accounts or other qualified investors, after the close of business on January 17, 2025. Existing shareholders will continue to be able to invest in their Fund until the close of business on or about April 16, 2025, when no further purchases of that Fund will be accepted as their Fund prepares for liquidation on or about April 30, 2025 (the “Liquidation Date”) as described below. Liquidation may occur sooner if at any time before the Liquidation Date there are no shares outstanding in a Fund. Each liquidation may also be delayed or occur sooner if unforeseen or unusual circumstances arise or if otherwise determined by an officer of that Fund to be necessary or appropriate. Shareholders of each Fund may redeem their shares at any time prior to the Liquidation Date. Each Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date.
To prepare for the closing and liquidation of each Fund, each Fund’s portfolio managers expect to increase that Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, each Fund could deviate from its stated investment strategies and policies and would no longer be managed to meet its investment objective, and may do so as soon as practicable to effectuate an orderly liquidation in preparation for the final distribution to shareholders. To the extent a Fund holds cash or cash equivalents rather than securities or other instruments in which it primarily invests, that Fund risks losing opportunities to participate in market appreciation and may experience potentially lower returns than that Fund's benchmark or other funds that remain fully invested. In addition, if the Outcome Period for a Fund ends between the date of this supplement and the Liquidation Date, a new Outcome Period may not commence, which would result in the Fund investing entirely in cash and similar instruments from the conclusion of its current Outcome Period until its Liquidation Date. There is no guarantee that any Fund will achieve its Defined Outcomes prior to its Liquidation Date.
On or promptly after the Liquidation Date, each Fund will make a liquidating distribution to each of its remaining shareholders equal to that shareholder’s proportionate interest in the net assets of that Fund, in complete redemption and cancellation of that Fund’s shares held by the shareholder, and that Fund will be dissolved. If necessary, each Fund will declare and pay a dividend to distribute to each of its shareholders all of that Fund’s remaining investment company taxable income, if any, and all of that Fund’s net capital gain, if any (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax. Alternatively, each Fund may, if eligible, treat some or all of such amounts distributed to its shareholders as being paid out as dividends as part of the liquidating distributions. The liquidation of each Fund is not anticipated to be a taxable event for contract owners of variable life and/or annuity contracts who have selected the Fund for investment through those contracts. Contract owners should consult their personal tax advisor concerning their particular tax situation.
At any time prior to the Liquidation Date, each Fund’s shareholders may redeem their Fund’s shares; however, shareholders cannot redeem their Fund's shares directly. Shareholders should contact the insurance company that issued their variable product for more information on the redemption of Fund shares. Shareholders will not be permitted to exchange their shares prior to the Liquidation Date for shares of other Invesco funds. If permitted by and in accordance with applicable rules under their variable insurance contract, shareholders may transfer their account balance out of a Fund and into any other investment option made available by their variable annuity contract or variable life insurance policy. Please refer to your variable insurance contract for any fees associated with the transfer of account balances. In addition, notwithstanding the dates noted above, contract owners should understand that their insurance company may have an earlier cut-off date for new investments and should contact their insurance company or other financial intermediary for more information.
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